SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENT
SUBSEQUENT EVENT

22.                               SUBSEQUENT EVENTS

In March 2013, the board of directors of the Company has received a preliminary non-binding proposal letter dated March 12, 2013 from the Chairman and Chief Executive Officer, Mr. Simon Yiming Ma, the President, Ms. Heidi Chou, and the Executive Vice President and the Chief Executive Officer of CFITS, a subsidiary of the Company, Mr. Yuhui Wang (together with Mr. Ma and Ms. Chou, the “Buyer Group”), to acquire all of our outstanding shares that are not currently owned by the Buyer Group and their respective affiliates and certain of our other management members who may choose to join the Buyer Group in a going private transaction for US$1.85 per ADS in cash, subject to certain conditions. According to the proposal letter, the acquisition is intended to be financed through a combination of debt and equity capital, and the Buyer Group has been in discussion with a financial institution which has expressed interest in financing the proposed acquisition. The board of directors has formed a special committee of independent directors to consider the proposal and no decisions have been made by the special committee with respect to the response to the proposal.

In January 2013, Tianyi Financial Technology Service (Wuhan) Co., Ltd (“Tianyi”), filed a complaint against Tansun Beijing, one of our wholly owned PRC subsidiaries, before the Haidian District People’s Court in Beijing, alleging that Tansun Beijing breached the strategic cooperation agreement with Tianyi and seeking compensation in an aggregate amount of US$970 (RMB6 million). Tansun Beijing filed a motion to quash service of summon on the ground of lack of jurisdiction of the court.  By order dated February 18, 2013, Haidian District People’s Court in Beijing transferred this case to Chaoyang District People’s Court in Beijing. Tansun Beijing then appealed to The First Intermediate People’s Court in Beijing.  This case is currently pending.

Given the proceeding is in a very preliminary stage, there is considerable uncertainty regarding the timing or ultimate resolution of such proceeding, which includes eventual loss, fine, penalty or business impact, if any, and therefore, an estimate for the reasonably possible loss or a range of reasonably possible loss cannot be made.  The Group does not expect the results of this lawsuit to have a material effect on the Company’s business, results of operations or financial condition.